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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2002

                                  CONNECTIVCORP
              (Exact name of registrant as specified in its charter)


           Delaware                 333-70663             06-1529524
(State or Other Jurisdiction (Commission  File  Number) (I.R.S. Employer
     of  Incorporation)                                Identification  No.)


                        750 Lexington Avenue, 24th Floor
                            New York, New York 10022

           (Address of principal executive offices including zip code)

                                 (212) 750-5858

              (Registrant's telephone number, including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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This Current Report on Form 8-K contains forward-looking statements. Such statements are valid only as of the date hereof, and we disclaim any obligation to update this information. These statements, which include, but are not limited to, the successful completion of our proposed transaction with Aqua Development Corp., or Aqua, and the benefits expected to be derived therefrom, are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Factors that might cause such a material difference include, among others, factors described in our filings with the Securities and Exchange Commission.

Item 5. Other Events.

On October 10, 2002, we announced that we entered into a definitive contribution agreement with certain shareholders of Aqua. Pursuant to the contribution agreement and subject to the terms and conditions set forth therein, including obtaining the consent of various third parties, as well as other closing conditions, certain shareholders of Aqua (representing approximately 87.27% of the ownership interests of Aqua) shall contribute their shares of capital stock of Aqua to ConnectivCorp in exchange for shares equal to approximately 83% of the capital stock of ConnectivCorp as of the closing date. Upon the closing of the transaction, we will issue 1,000,000 shares of our Series A Preferred Stock, par value $0.01 per share (convertible into 58,470,900 shares of our common stock, par value $0.01 per share), in exchange for 87.27% of Aqua's outstanding equity interests.

A copy of the contribution agreement, excluding exhibits and certain schedules thereto, is attached hereto as Exhibit 2.1 and a copy of the joint press release issued on October 10, 2002 announcing the execution of the contribution agreement is attached hereto as Exhibit 99.1, both of which are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.


Item  7.  Financial  Statements  and  Exhibits

(c)  Exhibits.

Exhibit  No.          Description

2.1 Contribution Agreement, dated as of October 4, 2002, by us and certain shareholders of Aqua.

99.1         Joint  Press Release issued by us and Aqua, dated October 10, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONNECTIVCORP
                                        (Registrant)

Dated:     October 11, 2002             By:  /s/ Elliot Goldman
           ----------------                  ------------------
                                             Elliot Goldman
                                             President and Chief
                                                 Executive Officer



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                                  EXHIBIT INDEX


Exhibit  No.   Description

2.1            Contribution Agreement, dated as of October 4, 2002, by and between certain shareholders  of  Aqua  Development  Corp. and ConnectivCorp
               (excluding the annexes,  certain  schedules  and  exhibits  thereto).

99.1           Joint  Press Release issued by us and Aqua, dated October 10, 2002.







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